Financial instruments	12 Months Ended
Dec. 31, 2024
Investments, All Other Investments [Abstract]
Financial instruments

10.	Financial instruments

The Company’s financial instruments consist of cash, accounts receivable, accounts payable, interest payable, promissory notes payable, lines of credit from related parties and loan payable to related parties.

a)	Fair value

The fair values of cash, accounts receivable and certain accounts payable approximate their carrying values due to the relatively short periods to maturity of these instruments.

For the purposes of fair value analysis, promissory notes payable to related parties, promissory notes payable to unrelated parties, lines of credit and loans payable to related parties can be separated into two classes of financial liabilities:

i.	Interest-bearing promissory notes, lines of credit and related interest payable, loans payable; and
ii.	Non-interest-bearing promissory notes past due.

The interest-bearing promissory notes payable are all delinquent and have continued to accrue interest at their stated rates. The Company currently does not have the funds to extinguish these debts and will continue to incur interest until such time as the liabilities are extinguished. There is not an active market for delinquent loans for a Company with a similar financial position. Management asserts the carrying values of the promissory notes and related interest payable are a reasonable estimate of fair value, as they represent the Company’s best estimate of their legal obligation for these debts. As there is no observable market for interest rates on similar promissory notes, the fair value was estimated using Level 2 inputs in the fair value hierarchy.

The Company has one non-interest-bearing promissory note payable past due. There is not an active market for default loans not bearing interest nor is there an observable market for lending to companies with a financial position similar to the Company. The Company has recorded imputed interest at a rate of 1% per month over the life of the promissory notes, with a corresponding amount recognized in additional paid-in capital representing the implicit compensation for the use of funds. Management asserts there is not a determinable interest rate for arm’s length borrowings based on the current financial position of the Company and asserts the carrying value is the best estimate of the Company’s legal liability and represents the fair value for the promissory note. This would be considered a Level 2 input in the fair value hierarchy.

b)	Credit risk

The financial instrument that potentially subjects the Company to credit risk consists of cash. The Company only has an immaterial cash balance and is not exposed to significant credit risk.

c)	Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in market prices. Market risk comprises two types of risk: interest rate risk and foreign currency risk.

i.	Interest rate risk

Interest rate risk consists of two components:

1)	Cash flow risk

To the extent that payments made or received on the Company’s monetary assets and liabilities are affected by changes in the prevailing market interest rates, the Company is exposed to interest rate cash flow risk.

The Company is exposed to interest rate cash flow risk on promissory notes payable of $100,000, which incur a variable interest rate of prime plus 1%; $2,421,842 (SGD $2,500,000), which incur a variable interest rate of Singapore prime plus 1%. A hypothetical change of 1% on interest rates would increase or decrease net loss by $25,000.

2)	Price risk

To the extent that changes in prevailing market interest rates differ from the interest rate on the Company’s monetary assets and liabilities, the Company is exposed to price risk.

The Company’s promissory notes payable consist of $100,000 of variable interest rate notes and $6,242,826 of fixed interest rate notes. All of these notes are past due and are currently due on demand while interest continues to accrue. The Company also has loans to related parties of $2,421,842 with variable interest rate based on Singapore prime plus 1%. Due to the delinquency of the fixed interest rate promissory notes payable, there is no active market for these instruments and fluctuations in market interest rates do not have a significant impact on their estimated fair values as of December 31, 2024.

At December 31, 2024, the effect on net loss and comprehensive loss of a hypothetical change of 1% in market interest rate cannot be reasonably determined.

ii.	Foreign currency risk

The Company incurs certain accounts payable and expenses in Canadian and Singapore dollars and is exposed to fluctuations in changes in exchange rates between the U.S. and Canadian dollars, as well as U.S. and Singapore dollars. As at December 31, 2024, financial assets and liabilities include cash of CAD $1,372 and SGD $2,274, accounts payable of CAD $120,905 and SGD $74,999, promissory notes payable to related parties principal of SGD $1,482,000, and loans to related parties principal of SGD $2,500,000 and interest payable of SGD $300,000. The Company has not entered into any foreign currency contracts to mitigate risk. The Company’s sensitivity analysis suggests that a change in the absolute rate of exchange in the Canadian dollars by 3% and Singapore dollars by 2% would increase or decrease net loss by approximately $315,000 in these consolidated financial statements.